Exhibit 10.1

Execution Version

TRANSACTION SUPPORT AGREEMENT

This TRANSACTION SUPPORT AGREEMENT (this “Agreement”) is entered into as of July 15, 2021, by and among Longview Acquisition Corp. II, a Delaware corporation (“Longview”), HeartFlow Holding, Inc., a Delaware corporation (the “Company”), and the undersigned parties listed under Stockholders on the signature page(s) hereto (each, a “Stockholder” and collectively, the “Stockholders”). Each of Longview, the Company and each of the Stockholders are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement (defined below).

RECITALS

WHEREAS, on the date hereof, Longview, HF Halo Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and the Company entered into that certain Business Combination Agreement (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”) pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company as the surviving company in the merger and, after giving effect to such merger, becoming a wholly-owned Subsidiary of Longview, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, each Stockholder is the record and beneficial owner of the number of shares of Company Stock set forth opposite such Stockholder’s name on Schedule A hereto (together with any other Equity Securities of the Company that such Stockholder acquires record or beneficial ownership after the date hereof, collectively, the “Subject Company Shares”);

WHEREAS, in consideration for the benefits to be received by the Stockholders under the Business Combination Agreement and as a material inducement to Longview and Merger Sub agreeing to enter into and consummate the transactions contemplated thereby, the Stockholders are entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement; and

WHEREAS, the Parties acknowledge and agree that Longview and Merger Sub would not have entered into and agreed to consummate the transactions contemplated by the Business Combination Agreement without the Stockholders entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

AGREEMENT

1.             Company Stockholder Written Consent. As promptly as reasonably practicable (and in any event within two (2) Business Days) following the time at which the Registration Statement / Proxy Statement is declared effective under the Securities Act, the Stockholders shall duly execute and deliver to the Company and Longview the Company Stockholder Written Consent under which they shall irrevocably and unconditionally consent to:

(a)               the matters, actions and proposals contemplated by Section 5.14(b) (Transaction Support Agreements; Company Stockholder Approval; Forward Purchase Agreement) of the Business Combination Agreement; and

(b)               amendments to each of (i) the Amended and Restated Investors’ Rights Agreement, dated November 20, 2017, by and among the Company and the Company Stockholders party thereto, as amended to date (the “Investors’ Rights Agreement”), and (ii) the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated November 20, 2017, by and among the Company and the Company Stockholders party thereto (the “Right of First Refusal and Co-Sale Agreement” and, together with the Investors’ Rights Agreement, the “Stockholders Agreements”), to provide for an automatic termination of each such Stockholders Agreement upon the consummation of a Qualified SPAC Transaction (as such term is defined in the Certificate of Incorporation of the Company, as amended), to the extent a Stockholder is a party to any of the Stockholder Agreements.

Without limiting the generality of the foregoing, prior to the Closing, the Stockholders shall vote (or cause to be voted) the Subject Company Shares against and withhold consent with respect to (A) any Company Acquisition Proposal or (B) any other matter, action or proposal that would reasonably be expected to result in (x) a breach of any of the Company’s covenants, agreements or obligations under the Business Combination Agreement or (y) any of the conditions to the Closing set forth in Articles 6 and 7 of the Business Combination Agreement not being satisfied.

2.              Other Covenants and Agreements.

(a)               Each Stockholder shall be bound by and subject to (i) Sections 5.3(a) (Confidentiality) and Section 5.4(a) (Public Announcements) of the Business Combination Agreement to the same extent as such provisions apply to the parties thereto, as if such Stockholder is directly party thereto, and (ii) the first sentence of Section 5.6(a) (Exclusive Dealing) and Section 9.18 (Trust Account Waiver) of the Business Combination Agreement to the same extent as such provisions apply to the Company, as if such Stockholder is directly party thereto.

(b)               Each Stockholder acknowledges and agrees that Longview and Merger Sub are entering into the Business Combination Agreement in reliance upon such Stockholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement and but for such Stockholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement, Longview and Merger Sub would not have entered into or agreed to consummate the transactions contemplated by the Business Combination Agreement.

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3.              Stockholder Representations and Warranties. Each of the Stockholders represents and warrants (severally and not jointly) to Longview and the Company, on behalf of itself, as follows:

(a)               Such Stockholder is (i) an individual or (ii) a corporation, a partnership, limited liability company, trust or other applicable entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b)               Such Stockholder has the requisite corporate, partnership, limited liability company, trust or other similar power and authority to execute and deliver this Agreement, to perform its covenants, agreements and obligations hereunder (including, for the avoidance of doubt, those covenants, agreements and obligations hereunder that relate to the provisions of the Business Combination Agreement), and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate, partnership, limited liability company, trust (or other similar) action on the part of such Stockholder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid, legal and binding agreement of such Stockholder (assuming that this Agreement is duly authorized, executed and delivered by Longview, the Company and other Stockholders), enforceable against such Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c)               No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of such Stockholder with respect to such Stockholder’s execution, delivery or performance of its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Business Combination Agreement) or the consummation of the transactions contemplated hereby, except for any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of such Stockholder to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder in any material respect.

(d)               None of the execution or delivery of this Agreement by such Stockholder, the performance by such Stockholder of any of its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Business Combination Agreement) or the consummation of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of such Stockholder’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract to which such Stockholder is a party, (iii)  violate, or constitute a breach under, any Order or applicable Law to which such Stockholder or any of its properties or assets are bound or (iv) result in the creation of any Lien upon such Stockholder’s Subject Company Shares, except, in the case of any of clauses (ii) and (iii) above, as would not adversely affect the ability of such Stockholder to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder in any material respect.

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(e)               Such Stockholder is the record and beneficial owner of its Subject Company Shares, free and clear of all Liens (other than transfer restrictions under applicable Securities Law or under the Company Stockholders Agreements). Except for the Equity Securities of the Company set forth on Schedule A hereto with respect to such Stockholder, together with any other Equity Securities of the Company of which such Stockholder acquires record or beneficial ownership after the date hereof that is either permitted pursuant to, or acquired in accordance with, Section 5.1(b)(iv) of the Business Combination Agreement, such Stockholder does not own, beneficially or of record, any Equity Securities of any Group Company. Except as otherwise expressly contemplated by the Company Stockholders Agreements and any agreement existing on the date hereof and made available to Longview or that is entered into in accordance with the Business Combination Agreement, no Stockholder has the right to acquire any Equity Securities of any Group Company. Such Stockholder has the sole right to vote (and provide consent in respect of, as applicable) its Subject Company Shares and, except for this Agreement, the Business Combination Agreement, the Company Stockholders Agreements and any Contract with respect to a Transfer (as defined below) not prohibited pursuant to Section 4, such Stockholder is a party to or bound by (i) any option, warrant, purchase right, or other Contract that would (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require such Stockholder to Transfer any of its Subject Company Shares or (ii) any voting trust, proxy or other Contract with respect to the voting or Transfer of any of its Subject Company Shares.

(f)                There is no Proceeding pending or, to such Stockholder’s knowledge, threatened against such Stockholder that, if adversely decided or resolved, would reasonably be expected to adversely affect the ability of such Stockholder to perform, or otherwise comply with, any of its covenants, agreements or obligations under this Agreement in any material respect.

(g)               Such Stockholder, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of, the Longview Parties and (ii) it has been furnished with or given access to such documents and information about the Longview Parties and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the other Ancillary Documents to which it is or will be a party and the transactions contemplated hereby and thereby.

(h)               In entering into this Agreement and the other Ancillary Documents to which it is or will be a party, such Stockholder has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in the Ancillary Documents to which it is or will be a party and no other representations or warranties of any Longview Party (including, for the avoidance of doubt, none of the representations or warranties of any Longview Party set forth in the Business Combination Agreement or any other Ancillary Document), any Longview Non-Party Affiliate, the Company or any other Person, either express or implied, and such Stockholder, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in the Ancillary Documents to which it is or will be a party, none of the Longview Parties, any Longview Non-Party Affiliate, the Company or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents to which it is or will be a party or the transactions contemplated hereby or thereby.

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4.              Transfer of Subject Securities.

(a)               Except as expressly contemplated by the Business Combination Agreement, with the prior written consent of Longview and the Company (such consent to be given or withheld in its sole discretion) or pursuant to Section 4(b), from and after the date hereof, each Stockholder agrees not to (i) Transfer any of its Subject Company Shares, (ii) enter into (x) any option, warrant, purchase right, or other Contract that would (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require such Stockholder to Transfer its Subject Company Shares or (y) any voting trust, proxy or other Contract with respect to the voting or Transfer of its Subject Company Shares, or (iii) take any actions in furtherance of any of the matters described in the foregoing clauses (i) or (ii). For purposes of this Agreement, “Transfer” means any, direct or indirect, sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest in or disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law or otherwise).

(b)               Notwithstanding anything herein to the contrary, each Stockholder shall be permitted to Transfer its Subject Company Shares as follows:

(i)                by will or intestate succession to a legal representative, heir, beneficiary or a member of the immediate family (as defined below) of such Stockholder;

(ii)              to partners, members, beneficiaries (or the estates thereof) or stockholders of such Stockholder;

(iii)            to any immediate family of such Stockholder (“immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iv)             to any trust for the direct or indirect benefit of such Stockholder or the immediate family of such Stockholder;

(v)              to any corporation, partnership, limited liability company, trust or other entity that controls, or is controlled by or is under common control with, such Stockholder or the immediate family of such Stockholder or is otherwise a direct or indirect affiliate; or

(vi)             by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement;

provided, that any such Transfer pursuant to clauses (ii) through (vi) above shall not involve a disposition for value; provided, further, with respect to any such Transfer pursuant to clauses (i) through (vi) above, (A) each donee, trustee, distributee, or transferee, as the case may be, shall execute a joinder to this Agreement evidencing such donee’s, trustee’s, distributee’s, or transferee’s agreement to become a party hereto and be bound by and subject to the terms and provisions of this Agreement to the same effect.

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(c)               The restrictions Section 4(a) shall not apply to: (i) the exercise (including by net or cashless exercise) of stock options granted pursuant to the Company’s equity incentive plans or warrants or any other securities existing as of the date hereof, which securities are convertible into or exchangeable or exercisable for the shares of Company Stock; provided, that such restrictions shall apply to any shares of Company Stock issued upon such exercise, exchange or conversion; (ii) the Transfer or surrender to the Company of any Subject Company Shares to cover tax withholdings upon a vesting event or settlement, as applicable, of any equity award under any of the Company’s equity incentive plans; provided, that the underlying shares of Company Stock shall continue to be subject to the restrictions set forth in Section 4(a); and (iii) the Transfer of the Subject Company Shares to the Company pursuant to any contractual arrangement that provides the Company with an option to repurchase such Subject Company Shares in connection with the termination of any such Stockholder’s employment with the Company, as applicable.

5.             Termination. This Agreement shall automatically terminate, without any notice or other action by any Party, and be void ab initio upon the earlier of (a) the Effective Time and (b) the termination of the Business Combination Agreement in accordance with its terms. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the Parties shall have any further obligations or Liabilities under, or with respect to, this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, (i) the termination of this Agreement pursuant to Section 5(b) shall not affect any Liability on the part of any Party for a Willful Breach of any covenant or agreement set forth in this Agreement prior to such termination or Fraud, (ii) Section 2(a)(i) (solely to the extent that it relates to Section 5.3(a) (Confidentiality) of the Business Combination Agreement) and the representations and warranties set forth in Sections 3(g) and (h) shall each survive any termination of this Agreement, (iii) Section 2(a)(i) (solely to the extent that it relates to Section 5.4(a) (Public Announcements) of the Business Combination Agreement) shall survive the termination of this Agreement pursuant to Section 5(a) and (iv) Section 2(a)(ii) (solely to the extent that it relates to Section 9.18 (Trust Account Waiver) of the Business Combination Agreement) shall survive the termination of this Agreement pursuant to Section 5(b). For purposes of this Section 5, (x) “Willful Breach” means a material breach that is a consequence of an act undertaken or a failure to act by the breaching Party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a breach of this Agreement and (y) “Fraud” means an act or omission committed by a Party, and requires: (A) a false or incorrect representation or warranty expressly set forth in this Agreement, (B) with actual knowledge (as opposed to constructive, imputed or implied knowledge) by the Party making such representation or warranty that such representation or warranty expressly set forth in this Agreement is false or incorrect, (C) an intention to deceive another Party, to induce him, her or it to enter into this Agreement, (D) another Party, in justifiable or reasonable reliance upon such false or incorrect representation or warranty expressly set forth in this Agreement, causing such Party to enter into this Agreement, and (E) another Party to suffer damage by reason of such reliance. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud or any torts (including a claim for fraud or alleged fraud) based on negligence or recklessness.

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6.              Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) no Stockholder makes any agreement or understanding herein in any capacity other than in such Stockholder’s capacity as a record holder and beneficial owner of its Subject Company Shares and not in any other capacity and (b) nothing herein will be construed to limit or affect any action or inaction by such Stockholder or any representative or Affiliate of such Stockholder serving as a member of the board of directors of any Group Company or as an officer, employee or fiduciary of any Group Company, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of such Group Company.

7.              No Recourse. Except for claims pursuant to the Business Combination Agreement or any other Ancillary Document by any party(ies) thereto against any other party(ies) thereto, each Party agrees that (a) this Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and no claims of any nature whatsoever (whether in tort, contract or otherwise) arising under or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby shall be asserted against the Company or any Company Non-Party Affiliate (other than any Stockholder named as a party hereto, on the terms and subject to the conditions set forth herein) or any Longview Non-Party Affiliate, and (b) none of the Company, any Company Non-Party Affiliates (other than any Stockholder named as a party hereto, on the terms and subject to the conditions set forth herein) or any Longview Non-Party Affiliate shall have any Liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished in connection with this Agreement, the negotiation hereof or the transactions contemplated hereby.

8.             Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by facsimile (having obtained electronic delivery confirmation thereof) if applicable, e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the email was sent to the intended recipient thereof without an “error” or similar message that such email was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

If to Longview, to:
c/o Longview Acquisition Corp. II
767 Fifth Avenue, 44th Floor
New York, NY 10153
Attention: John Rodin
E-mail: john@glenviewcapital.com

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with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention: Carl P. Marcellino
E-mail: carl.marcellino@ropesgray.com

If to any Stockholder, to the address set forth on the applicable signature page.

with a copy (which shall not constitute notice) to:
King & Spalding LLP
601 S. California Ave. Suite 100
Palo Alto, CA 94304
Attention: Laura I. Bushnell, Timothy M. Fesenmyer
E-mail: lbushnell@kslaw.com; tfesenmyer@kslaw.com

If to the Company, to:
HeartFlow Holding, Inc.
1400 Seaport Blvd, Bldg B

Redwood City, CA 94063
Attention: Noemi C. Espinosa
Email: nespinosa@heartflow.com

with a copy (which shall not constitute notice) to:
King & Spalding LLP
601 S. California Ave. Suite 100
Palo Alto, CA 94304
Attention: Laura I. Bushnell, Timothy M. Fesenmyer
E-mail: lbushnell@kslaw.com; tfesenmyer@kslaw.com

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

9.             Entire Agreement. This Agreement, the Business Combination Agreement and documents referred to herein and therein constitute the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter of this Agreement, except as otherwise expressly provided in this Agreement.

10.           Amendments and Waivers; Assignment. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Stockholders, the Company and Longview. Notwithstanding the foregoing, no failure or delay by any Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable by any Stockholder without the prior written consent of Longview and the Company (to be withheld or given in its sole discretion) except to a Permitted Transferee to which Subject Company Shares are Transferred in accordance with the terms hereof.

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11.           Fees and Expenses. Except as otherwise expressly set forth in the Business Combination Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses.

12.           Remedies. Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby upon, or available at law or in equity to, such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that either Party does not perform its respective obligations under the provisions of this Agreement in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that each Party shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.

13.           No Third Party Beneficiaries. This Agreement shall be for the sole benefit of the Parties and their respective successors and permitted assigns and is not intended, nor shall be construed, to give any Person, other than the Parties and their respective successors and assigns, any legal or equitable right, benefit or remedy of any nature whatsoever by reason this Agreement. Nothing in this Agreement, expressed or implied, is intended to or shall constitute the Parties, partners or participants in a joint venture.

14.            Miscellaneous. Sections 9.1 (Non-Survival), 9.5 (Governing Law), 9.7 (Construction; Interpretation), 9.10 (Severability), 9.11 (Counterparts; Electronic Signatures), 9.15 (Waiver of Jury Trial) and 9.16 (Submission to Jurisdiction) of the Business Combination Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

[Signature page follows]

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IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

LONGVIEW ACQUISITION CORP. II

By:	/s/ John Rodin
Name:	John Rodin
Title:	Chief Executive Officer

HEARTFLOW HOLDING, INC.

By:	/s/ John Stevens
Name:	John H. Stevens, M.D.
Title:	President & Chief Executive Officer

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

CAPRICORN HEALTHCARE AND SPECIAL OPPORTUNITIES, LP

By: CHSO Partners, LLC
Its General Partner

By:	/s/ Barry Uphoff
Name: Barry Uphoff
Title: Manager

CAPRICORN HEALTHCARE AND SPECIAL OPPORTUNITIES II, LP

By: CHSO Partners II, LLC
Its General Partner

By:	/s/ Barry Uphoff
Name: Barry Uphoff
Title: Manager

NOTICE INFORMATION
101 California Street, Suite 3260
San Francisco, CA 94111

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

CAPRICORN HEALTHCARE AND SPECIAL OPPORTUNITIES II-A, LP

By: CHSO Partners II, LLC
Its General Partner

By:	/s/ Barry Uphoff
Name: Barry Uphoff
Title: Manager

NOTICE INFORMATION
101 California Street, Suite 3260
San Francisco, CA 94111

CAPRICORN S.A. SICAV – SIF – GLOBAL NON-MARKETABLE STRATEGIES SUB FUND

By: Capricorn Investment Group LLC
Its Investment Manager

By:	/s/ William Orum
Name: William Orum
Title: Partner

By:	/s/ Eric Techel
Name: Eric Techel
Title: Partner & CFO

NOTICE INFORMATION
250 University Ave, Suite 300
Palo Alto, CA 94301

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

CARTHAGE, LP

By: Capricorn Investment Group, LLC
Its General Partner

By:	/s/ William Orum
Name: William Orum
Title: Partner

By:	/s/ Eric Techel
Name: Eric Techel
Title: Partner & CFO

NOTICE INFORMATION
250 University Ave, Suite 300
Palo Alto, CA 94301

CHSO SFP, LP

By: CHSO Partners, LLC
Its General Partner

By:	/s/ Barry Uphoff
Name: Barry Uphoff
Title: Manager

NOTICE INFORMATION
101 California Street, Suite 3260
San Francisco, CA 94111

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

CHSO TSF, LP

By: CHSO Partners, LLC
Its General Partner

By:	/s/ Barry Uphoff
Name: Barry Uphoff
Title: Manager

CHSO CIG, LP

By: CHSO Partners, LLC
Its General Partner

By:	/s/ Barry Uphoff
Name: Barry Uphoff
Title: Manager

NOTICE INFORMATION
101 California Street, Suite 3260 San Francisco, CA 94111

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

HIT Splitter, LP

By: Capricorn Investment Group, LLC
Its General Partner

By:	/s/ William Orum
Name: William Orum
Title: Partner

By:	/s/ Eric Techel
Name: Eric Techel
Title: Partner & CFO

PACIFIC SEQUOIA HOLDINGS LLC

By:	/s/ Eric Techel
Name: Eric Techel
Title: Manager

By:	/s/ James G.B. DeMartini III
Name: James G.B. DeMartini III
Title: Manager

NOTICE INFORMATION
250 University Ave, Suite 300
Palo Alto, CA 94301

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

THE SKOLL FOUNDATION

By: Capricorn Investment Group, LLC
Its Investment Manager

By:	/s/ William Orum
Name: William Orum
Title: Partner

By:	/s/ Eric Techel
Name: Eric Techel
Title: Partner

SKOLL FUND

By: Capricorn Investment Group, LLC
Its Investment Manager

By:	/s/ William Orum
Name: William Orum
Title: Partner

By:	/s/ Eric Techel
Name: Eric Techel
Title: Partner

NOTICE INFORMATION
250 University Ave, Suite 300
Palo Alto, CA 94301

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

U.S. VENTURES PARTNERS X, L.P.
USVP X AFFILIATES, L.P.

By: Presidio Management Group X, L.L.C.
The General Partner of Each

By:	/s/ Dale Holladay
Name: Dale Holladay
Title: Attorney-In-Fact

NOTICE INFORMATION
1460 El Camino Real, Suite 100
Menlo Park, CA 94025
Attn: Chief Financial Officer
Fax: (650) 854-3018
Email: deals@usvp.com

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

HCPCIV 1, LLC

By: HealthCor Partners II, L.P.
Its Managing Member
By: HealthCor Partners GP, LLC
Its General Partner

By:	/s/ Jeffrey C. Lightcap
Name: Jeffrey C. Lightcap
Title: Member

HEALTHCOR PARTNERS FUND, LP

By: HealthCor Partners Management, L.P.
Its Manager
By: HealthCor Partners Management GP, LLC
Its General Partner

By:	/s/ Jeffrey C. Lightcap
Name: Jeffrey C. Lightcap
Title: Member

HEALTHCOR PARTNERS FUND II, LP

By: HealthCor Partners Management, L.P.
Its Manager
By: HealthCor Partners Management GP, LLC
Its General Partner

By:	/s/ Jeffrey C. Lightcap
Name: Jeffrey C. Lightcap
Title: Member

NOTICE INFORMATION

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

HADLEY HARBOR MASTER INVESTORS (CAYMAN) II L.P.

By: Wellington Management Company LLP
as investment advisor

By:	/s/ Peter McIssac
Name: Peter McIssac
Title: Managing Counsel and Director

TEXAS HIDALGO COINVESTMENT FUND, L.P.

By: Wellington Management Company LLP as investment advisor

By:	/s/ Peter McIssac
Name: Peter McIssac
Title: Managing Counsel and Director

NOTICE INFORMATION
280 Congress Street Boston, MA 02210

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

HOST-PLUS PTY LIMITED

By:	/s/ Peter Singlehurst

Name:	Peter Singlehurst
Title: Authorized Signatory of Baillie Gifford Overseas Limited as agent for and on behalf of Host-Plus Pty Limited

NOTICE INFORMATION
Calton Square, 1 Greenside Row
Edinburgh
EH1 3ANZ
United Kingdom

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

INTERVENTURE EQUITY INVESTMENTS LIMITED

By:	/s/ Peter Singlehurst

Name:	Peter Singlehurst
Title: Authorized Signatory of Baillie Gifford Overseas Limited as agent for and on behalf of Interventure Equity Investments Limited

NOTICE INFORMATION
Calton Square, 1 Greenside Row
Edinburgh
EH1 3ANZ
United Kingdom

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

PLUMBING PENSIONS (U.K.) LIMITED

By:	/s/ Peter Singlehurst

Name:	Peter Singlehurst
Title: Partner of Baillie Gifford & Co as agent for and on behalf of Plumbing Pensions (U.K.) Limited

NOTICE INFORMATION
Calton Square, 1 Greenside Row
Edinburgh EH1 3ANZ United Kingdom

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

SCOTTISH MORTGAGE INVESTMENT TRUST PLC

By:	/s/ Peter Singlehurst

Name:	Peter Singlehurst
Title: Partner of Baillie Gifford & Co as agent for and on behalf of Scottish Mortgage Investment Trust PLC

NOTICE INFORMATION
Calton Square, 1 Greenside Row
Edinburgh EH1 3ANZ United Kingdom

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

THE BOARD OF TRUSTEES OF THE SASKATCHEWAN HEALTHCARE EMPLOYEES’ PENSION PLAN

By:	/s/ Peter Singlehurst

Name:	Peter Singlehurst
Title: Authorized Signatory of Baillie Gifford Overseas Limited as agent for and on behalf of The Board of Trustees of the Saskatchewan Healthcare Employees’ Pension Plan

NOTICE INFORMATION
Calton Square, 1 Greenside Row
Edinburgh EH1 3ANZ United Kingdom

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

THE SCHIEHALLION FUND LIMITED

By:	/s/ Peter Singlehurst

Name:	Peter Singlehurst
Title: Partner of Baillie Gifford Overseas Limited as agent for and on behalf of The Schiehallion Fund Limited

NOTICE INFORMATION
Calton Square, 1 Greenside Row
Edinburgh EH1 3ANZ United Kingdom

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

THE STATES OF JERSEY PUBLIC EMPLOYEES CONTRIBUTORY RETIREMENT SCHEME

By:	/s/ Peter Singlehurst

Name:	Peter Singlehurst
Title: Partner of Baillie Gifford & Co as agent for and on behalf of The States of Jersey Public Employees Contributory Retirement Scheme

NOTICE INFORMATION
Calton Square, 1 Greenside Row
Edinburgh EH1 3ANZ United Kingdom

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

VISION SUPER PTY LTD

By:	/s/ Peter Singlehurst

Name:	Peter Singlehurst
Title: Authorized Signatory of Baillie Gifford Overseas Limited as agent for and on behalf of Vision Super Pty Ltd

NOTICE INFORMATION
Calton Square, 1 Greenside Row
Edinburgh EH1 3ANZ United Kingdom

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

WARMAN INVESTMENTS PTY LIMITED

By:	/s/ Peter Singlehurst

Name:	Peter Singlehurst
Title: Authorized Signatory of Baillie Gifford Overseas Limited as agent for and on behalf of Warman Investments Pty Limited

NOTICE INFORMATION
Calton Square, 1 Greenside Row
Edinburgh EH1 3ANZ United Kingdom

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

LONNIE M. SMITH HEARTFLOW GRAT III

By:	/s/ Lonnie M. Smith
Name: Lonnie M. Smith
Title: Trustee

LONNIE M. SMITH

/s/ Lonnie M. Smith

NOTICE INFORMATION
11711 North Meridian Street, Suite 600 Carmel, IA 46032

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

JOHN H. STEVENS AND MARCIA K. STEVENS, TRUSTEES FOR THE JOHN AND MARCIA STEVENS FAMILY TRUST, DATED FEBRUARY 4, 1994

By:	/s/ John H. Stevens
Name: John H. Stevens
Title: Trustee

JOHN H. STEVENS

/s/ John H. Stevens

NOTICE INFORMATION
4986 S. Faibrook Lane Holladay, UT 84117

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

WILLIAM C. WELDON

/s/ William C. Weldon

NOTICE INFORMATION
1264 Lake Worth Lane
North Palm Beach, FL 33408

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

SANDBOX ADVANTAGE FUND, LP

By:	/s/ Matt Downs
Name: Matt Downs
Title: Managing Director

NOTICE INFORMATION

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

BLUE CROSS BLUESHIELD VENTURE PARTNERS II, L.P.

By:	/s/ John Banta
Name: John Banta
Title: Managing Director

NOTICE INFORMATION

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

ADL, LLC

By:	/s/ Tre Brashear
Name: Tre Brashear
Title: President

NOTICE INFORMATION
6336 Pershing Drive
Omaha, NE 68110

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

PANORAMA POINT PARTNERSHIP, LP (SERIES D)

By: Panorama Point Partners GP, LLC Its General Partners

By:	/s/ Stephen George
Name: Stephen George
Title: General Partner

NOTICE INFORMATION
13030 Pierce Street, Suite 300
Omaha, NE 68144

[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Transaction Support Agreement to be duly executed on its behalf as of the day and year first above written.

CHARLES TAYLOR

TAYLOR FAMILY REVOCABLE TRUST

By:	/s/ Charles Taylor
Name: Charles Taylor
Title: Trustee

NOTICE INFORMATION
1115 Cascase Drive Menlo Park, CA 94025

[Signature Page to Transaction Support Agreement]